UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) November 8, 2002

C-COR.net Corp.

(Exact name of Registrant as specified in its charter)

Pennsylvania (State or other jurisdiction of incorporation or organization)	0-10726 (Commission File Number)	24-0811591 (I.R.S. Employer Identification No.)

60 Decibel Road, State College, Pennsylvania (Address of principal executive offices)		16801 (Zip Code)

Registrant’s telephone number, including area code:		(814) 238-2461

(Former name or former address, if changed since last report.)

Item 7.  Financial Statements and Exhibits.

(c)	Exhibits

Number	Description of Document

99	Analyst Day Presentation Materials

Item 9.  Regulation FD Disclosure.

               The Registrant is holding an Analyst Day at its headquarters located at 60 Decibel Road, State College, Pennsylvania on Friday, November 8, 2002 beginning at 9:00 AM and ending at 3:00 PM (ET). During an initial general session, corporate management will provide attendees a strategic and financial overview of the Registrant with a particular focus on its recent acquisitions and ensuing alignment into three business divisions that, together, offer the broadband market a full complement of advanced network products and services.

               Following the general session, the Registrant will hold smaller concurrent sessions, during which the Registrant’s divisional presidents and technology leaders will focus specifically on how the Registrant’s products and services provide value-added benefit to customers by supporting the integrity of the network through its complete life cycle.

               The information to be provided to participants during the day has been attached to this Form 8-K as Exhibit 99.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

C-COR.net Corp. (Registrant)

November 8, 2002	By: /s/ David A. Woodle
Name: David A. Woodle
Title: Chief Executive Officer

3